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                                                                   Exhibit 10.12

                                   Addendum 1




Product Name:        AB KING PRO

Product Description: Fitness Machine to exercise abdominal muscles

Current Units Sold to Date:

Projected Units Sold next 24 months:

Manufacturer:        CirTran-Asia

Sub-Manufacturer:    HL CORP. (SHENZHEN - CHINA)

Marketing Partner Contact Info:



Current Sale Price:  $20.50 USD

Current Cost to Manufacturer:       $18.50

Total Tooling/Development Costs:    $162,199.84

Profit % Per Unit      CirTran-Asia     $ 1.00 USD  50%
                       MCE              $  .50 USD  25%
                       HIPMG            $  .50 USD  25%
                       UKING            $  .00 USD

AB KING Stock Option Schedule

After CirTran receives orders and ships more than 200,000 units,

                       MCE
                       HIPMG
                       UKING

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